Fair Value Of Assets And Liabilities	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Of Assets And Liabilities
FAIR VALUE OF ASSETS AND LIABILITIES
The Company endeavors to utilize the best available information in measuring fair value. Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. The following table presents the Company's assets and liabilities measured at fair value at December 31, 2012 and 2011 (in thousands):

	Fair Value
	Hierarchy	December 31, 2012	December 31, 2011
Cash equivalents and restricted cash	Level 1	$39,033	$44,141
Contingent consideration liability	Level 3	$(2,331)	$—

The Company's cash equivalents and restricted cash, which are held in interest-bearing accounts, qualify for Level 1 in the fair value hierarchy which includes unadjusted quoted market prices in active markets for identical assets. The Company's accrued liability for a contingent consideration recorded in conjunction with the Bluff acquisition was based on significant inputs not observed in the market and represents a Level 3 fair value measurement. The estimate for the acquisition date fair value of the contingent consideration used an income approach and was based on the probability of achieving enabling legislation which permits Internet poker gaming and the probability-weighted discounted cash flows. Any change in the fair value of the contingent consideration subsequent to the acquisition date will be recognized in the Company's Consolidated Statements of Comprehensive Income. The Company currently has no other assets or liabilities subject to fair value measurement on a recurring basis.
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash Equivalents—The carrying amount reported in the balance sheet for cash equivalents approximates its fair value due to the short-term maturity of these instruments.
Long-Term Debt—The carrying amounts of the Company’s borrowings under its line of credit agreements and other long-term debt approximates fair value, based upon current interest rates. Long-Term Debt represents a Level 2 fair value measurement.
The following table presents the Company’s assets that were measured at fair value on a non-recurring basis (in thousands):

		Fair Value Measurements at Reporting Date Using
					Total Losses
Description	Fair Value Measurements During the Year Ended December 31, 2010	Quoted Price in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	For the Year Ended December 31, 2010
Software	$—	$—	$—	$—	$(1,300)
	$—	$—	$—	$—	$(1,300)

During the year ended December 31, 2010, the Company recognized an impairment loss of $1.3 million associated with software owned by TwinSpires. The Company determined such software would not be utilized as a result of a reassessment of the use of certain technology in connection with its acquisition of Youbet.
During the years ended December 31, 2012 and 2011, the Company did not measure any assets at fair value on a non-recurring basis.